UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2012

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center 1401McKinney Street, Suite 2400 Houston, Texas		77010
(Address of principal executive office)		(Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2012, QRE Operating, LLC, a wholly owned subsidiary of QR Energy, LP (the “Partnership”) entered into a Purchase and Sale Agreement, as amended (the “Purchase Agreement”) with an undisclosed private seller (the “Seller”), pursuant to which the Seller agreed to transfer predominantly oil properties located in the Ark-La-Tex area for approximately $215 million.

The transaction is expected to be financed with cash on hand and borrowings under the Partnership’s committed bank credit facilities. The Purchase Agreement contains representations and warranties, covenants, indemnification provisions and closing adjustments that are typical for transactions of this nature. The transactions contemplated by the Purchase Agreement are expected to close in December 2012, subject to customary closing conditions.

The foregoing summary of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the definitive Purchase Agreement and Amendment No. 1 to the Purchase Agreement filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 1, 2012, the Partnership issued a press release announcing the execution of the Purchase Agreement with an undisclosed private seller and its intention to engage in an investor conference call to discuss the proposed acquisition. A copy of the press release announcing the proposed acquisition by the Partnership is furnished as Exhibit 99.1 hereto. A copy of the slide presentation to be presented in connection with the investor conference call is available on the Partnership’s Investor Relations website at http://ir.qrenergylp.com.

Information on the Partnership’s website is not incorporated by reference in this Form 8-K. The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated as of October 26, 2012, by and among QRE Operating, LLC and an undisclosed private seller.

2.2	Amendment No. 1 to the Purchase and Sale Agreement, dated as of November 1, 2012, by and among QRE Operating, LLC and an undisclosed private seller.

99.1	QR Energy, LP Press Release dated November 1, 2012.

*	Pursuant to the rules of the Commission, the remaining schedules and similar attachments to the agreement have not been filed herewith. The Partnership agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name: Gregory S. Roden Title: Vice President and General Counsel

Dated: November 1, 2012